UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):      June 28, 2005
                                                     ___________________________


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      000-29209                 48-1110566
________________________________________________________________________________
(State or other jurisdiction          (Commission               (IRS Employer
     Of incorporation)                File Number)           Identification No.)


2700 W. Sahara Ave., Suite 440, Las Vegas, NV                           89102
_____________________________________________                         __________
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:         (702) 248-1588
                                                      __________________________

                                 Not Applicable
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective June 28, 2005 the Company retained De Joya Griffith & Company, LLC ("De Joya Griffith") to act as the Company's independent certified public accountant. In this regard De Joya Griffith replaced Turner, Stone & Company, L.L.P. ("Turner Stone") which audited the Company's financial statements for the fiscal years ended December 31, 2002 and 2003 and performed a review of the unaudited financial statements for the first, second and third quarters of fiscal year 2004.

The report of Turner Stone for each of the fiscal years ended December 31, 2002 and 2003 and the first, second and third quarters of 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that Turner Stone did not, in the performance of their review, express an opinion on the Company's unaudited financial statements for each of the first, second and third quarters of fiscal year 2004. During the fiscal years ended December 31, 2002, and 2003 and the first, second and third quarters of fiscal year 2004, there were no disagreements by the Company with Turner Stone on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused it to make reference to such disagreement in its reports.

The Company has authorized Turner Stone to discuss any matter relating to the Company and its operations with De Joya Griffith.

The change in the Company's auditors was approved by the board of directors of the Company. The Company does not currently have an audit committee.

During the two most recent fiscal years and subsequent interim periods, the Company did not consult De Joya Griffith regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a "reportable event" as such term is described in item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

De Joya Griffith has reviewed the disclosures contained in this 8-K report. The Company has advised De Joya Griffith that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why De Joya Griffith does not agree with any statements made by the Company in this report. De Joya Griffith has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Further details are disclosed in the press release attached as Exhibit 99.1 to this report.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release Dated June 29, 2005

Letters from the Company's former independent certified public accountant pertaining to the disclosures in Item 4 were filed with the Company's previous 8-K report dated March 11, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            21ST CENTURY TECHNOLOGIES, INC.
                                                     (Registrant)


                                            By: /s/ JOHN R. DUMBLE
                                                ___________________________
Date:  June 30, 2005                                John R. Dumble
                                             Its:   Chief Executive Officer